Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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Franklin Limited Duration Income Trust

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FRANKLIN LIMITED DURATION INCOME TRUST

 IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders’ Meeting of Franklin Limited Duration Income Trust (the “Fund”) scheduled for Tuesday, October 5, 2021 at 1:00 p.m., Pacific time. These materials discuss the proposal to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we’ll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the election of the nominees to the position of Trustee (the “Proposal”).

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote. When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).  Additionally, while we anticipate that the Meeting will occur as planned on October 5, 2021, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTICE OF 2021 ANNUAL SHAREHOLDERS’ MEETING

The 2021 Annual Shareholders’ Meeting (the “Meeting”) of Franklin Limited Duration Income Trust (the “Fund”) will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Tuesday, October 5, 2021, at 1:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following proposal:

•         The election of J. Michael Luttig, Valerie M. Williams, and Gregory E. Johnson, Trustees of the Fund, to hold office for the terms specified.

In addition, shareholders will vote on any other matters as may properly come before the Meeting. The Board of Trustees of the Fund (the “Board”) has fixed July 23, 2021 as the record date for the determination of shareholders entitled to vote at the Meeting.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).  Additionally, while we anticipate that the Meeting will occur as planned on October 5, 2021, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

                                                                        By Order of the Board of Trustees

Navid J. Tofigh

Vice President and Assistant Secretary

San Mateo, California

Dated: August 20, 2021

                              IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON OCTOBER 5, 2021.

The Fund’s Notice of 2021 Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are available on the internet at https://vote.proxyonline.com/Franklin/docs/FLDIT2021.pdf. The form of

Proxy on the internet site cannot be used to cast your vote.

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FRANKLIN LIMITED DURATION INCOME TRUST

PROXY STATEMENT

♦  INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of Franklin Limited Duration Income Trust (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on July 23, 2021, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each common share of beneficial interest, without par value (the “Common Shares”) of record is entitled to one vote, and each fractional Common Share is entitled to a proportional fractional vote, on the Proposal to be presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about August 20, 2021.

On what issue am I being asked to vote?

You are being asked to vote on one Proposal:

• To elect three nominees to the position of Trustee for the terms specified.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of each of the Trustee nominees for whom you are entitled to vote.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don’t specify a vote on the Proposal, your shares will be voted FOR the election of the nominees for the Board.

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May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

♦  PROPOSAL: ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Fund has a Nominating Committee consisting of Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig and Larry D. Thompson, none of whom is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.”  The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity but will take this into account, among other factors, in its consideration of new candidates to the Board.

Under the Fund’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Fund’s Declaration of Trust.  Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management.  Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

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                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below).  Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted timely in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund.  A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written and signed consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed. In addition, the Qualifying Fund Shareholder must promptly provide any other information reasonably requested by the Trust.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included as part of the proxy statement for the 2020 Annual Shareholders’ Meeting.

What is the background of the Fund’s nominees and the current members of the Board?

The Board is divided into three classes, each class typically having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. J. Michael Luttig, Gregory E. Johnson, and Valerie M. Williams have each been nominated for three-year terms, set to expire at the 2024 Annual Shareholders’ Meeting. Valerie M. Williams was initially appointed to the Board effective May 10, 2021. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier. The Fund’s nominees are currently members of the Board and have been previously elected by shareholders.  In addition all of the Fund’s nominees and other Trustees are also directors and/or trustees of other investment companies within the Franklin Templeton fund complex.

The Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly traded company whose common shares are listed on the

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New York Stock Exchange (NYSE: BEN). As of June 30, 2021, Rupert H. Johnson, Jr. beneficially owned approximately 104,198,028  (approximately 21%)  of the common shares of Resources. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Senior Vice President of the Fund, is the uncle of Gregory E. Johnson, Vice President and Trustee of the Fund.

Each of the Fund’s nominees is currently available and has consented to serve as a Trustee of the Fund if elected. If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidences that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to the fulfillment of a Trustee’s duties and fiduciary obligations. Information on the business activities of the Fund’s nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each nominee and Trustee evidences such ability and makes it appropriate for him or her to serve on the Board. As indicated below, Harris J. Ashton has served as a chief executive officer of a New York Stock Exchange listed public corporation; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high-level legal positions with departments of the U.S. government; J. Michael Luttig has 15 years of judicial experience as a Federal Appeals Court  Judge and 11 years of experience as Executive Vice President and General Counsel of a major public company; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impacts on markets, including emerging markets;  Valerie M. Williams has served as director of various companies and was a regional assurance managing partner at Ernst & Young LLP; and Rupert  H. Johnson,  Jr. and Gregory E. Johnson  are both high-ranking  executive officers of Franklin Templeton.

Listed below, for each nominee and Trustee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton fund complex that he or she oversees, and other directorships held.

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Nominees for Independent Trustee to serve until the 2024 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	126	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906

Trustee

	Since May 2021	107

Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (January 2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016), various roles of increasing responsibility at Erst & Young (1981-2005).

Nominee for Interested Trustee to serve until the 2024 Annual Shareholders’ Meeting:

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 2013 and Vice President since 2003	137	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

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Independent Trustees serving until the 2022 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	125	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2019	126

Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-April 2021), White Mountains Insurance Group, Ltd. (holding company) (2004-May 2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Trustees serving until the 2023 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	107	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation (2018–present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	126

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Larry D. Thompson (1945) [One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	126

Graham Holdings Company (education and media organization) (2011-present); and formerly, The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 –2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Trustee serving until the 2023 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013, Trustee and Senior Vice President since 2003	126	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager.

**Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

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Note 2:  Officer information is current as of the date of this proxy statement. It is possible that after this date, information about officers may change.

Note 3: Valerie M. Williams was appointed to the Board effective May 10, 2021.

The following tables provide the dollar range of equity securities beneficially owned by the board members on June 30, 2021.

Independent Trustees

Name of Board Member

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	$1 - $10,000	Over $100,000
Valerie M. Williams	N/A	N/A

Interested Trustees

Name of Board Member

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member.

Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

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How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eight times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

The Fund’s Independent Trustees constitute the sole independent Board members of 42 registrants in the Franklin Templeton fund complex, for which each Independent Trustee currently is paid a $304,000 annual retainer, together with a $7,000 per meeting fee for attendance at Board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $40,000 for service, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Audit Committee meeting in which they participate, a portion of which is allocated to the Fund. The chairman of the Audit Committee of the Fund and such other funds, currently Terrence J. Checki, receives a fee of $50,000 per year, a portion of which is allocated to the Fund, in lieu of the Audit Committee member retainer fee. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board and Audit Committee meetings, educational conferences, seminars and meetings.

During the fiscal year ended December 31, 2020, there were eight meetings of the Board, ten meetings of the Audit Committee and one meeting of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding Trustees’ attendance at annual shareholders’ meetings. None of the Trustees attended the Fund’s last annual shareholders’ meeting held on October 1, 2020.

Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton.  The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton.  These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high-caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

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Name of Trustee	Aggregate Compensation From the Fund (1)	Total Compensation from Franklin Templeton Fund Complex (2)	Number of Boards within Franklin Templeton Fund Complex on which Director Serves (3)
Harris J. Ashton	2,535	640,000	35
Terrence J. Checki	2,616	440,000	24
Mary C. Choksi	2,576	680,000	36
Edith E. Holiday	2,576	770,000	36
J. Michael Luttig	2,576	708,000	36
Larry D. Thompson	2,576	680,000	36
Valerie M. Williams[4]	N/A	N/A	24

(1)     Compensation received for the fiscal year ended December 31, 2020.

(2)     Compensation received for the calendar year ended December 31, 2020.

(3)     We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton currently includes 42 U.S. registered investment companies, with approximately 188 U.S. based funds or series.

(4)     Appointed to the Board effective May 10, 2021.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional  experience, and his or her position  and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 42 of the investment companies in Franklin Templeton.

FTF 2021 Proxy Statement 15

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 42 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Global Compliance, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co. or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of 41 of the investment companies in Franklin Templeton.

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since December 2020
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 42 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton.

FTF 2021 Proxy Statement 16

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Note 1: Officer information is current as of the date of this proxy statement. It is possible that after this date, information about officers may change.

♦  ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Investment Manager, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect wholly owned subsidiary of Resources.

The Transfer Agent and Custodian. The transfer agent, registrar and dividend disbursement agent is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219. The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, acts as the custodian of the Fund’s securities and other assets.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements, semi-annual report for the period ended June 30, 2020, and annual report for the fiscal year ended December 31, 2020 are available free of charge. To obtain  a copy, visit the Fund’s website at www.franklintempleton.com, or call toll-free (800) DIAL BEN/342-5236 or forward a written  request to Franklin  Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of July 23, 2021, the Fund had 30,138,835 Common Shares, and total net assets of $281,032,257. The Fund’s Common Shares are listed on the NYSE American (symbol: FTF). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management and/or based on public filings, as of July 23 2021, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding Common Shares, except as shown in the following tables:

                                                                                 Amount and Nature                       Percent Outstanding

Name and Address                                             of Beneficial Ownership                        Common Shares

Sit Investment Associates, Inc.                                         2,628,9321                                                                      8.72%

3300 IDS Center

FTF 2021 Proxy Statement 17

80 South Eighth Street

Minneapolis, MN  55402

First Trust Portfolios L.P.                                                   2,665,0852                                                                      8.84%

First Trust Advisors L.P.

The Charger Corporation

120 East Liberty Drive

Suite 400

Wheaton, Illinois 60187

1. The nature of beneficial ownership is sole voting and dispositive power, as reported on Schedule 13 G/A, filed with the SEC on July 6, 2021.

2. The nature of beneficial ownership is sole voting and dispositive power, as reported on Schedule 13 G/A, filed with the SEC on January 25, 2021.

In addition, to the knowledge of the Fund’s management, as of July 23, 2021, no Trustee of the Fund owned 1% or more of the outstanding Common Shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common Shares.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for its review and consideration.

♦  AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. Checki, Luttig, and Thompson and Mses. Choksi and Holiday, all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by NYSE American’s listing standards.

The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Selection of Auditors.  The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $89,822 for the fiscal year ended December 31, 2020 and $84,534 for the fiscal year ended December 31, 2019.

Audit-Related Fees. There were no aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above for the fiscal years ended December 31, 2020 and December 31, 2019.

FTF 2021 Proxy Statement 18

There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements for the fiscal years ended December 31, 2020 and December 31, 2019.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2020 and December 31, 2019.

The fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2020 and $20,000 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

All Other Fees. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $0 for the fiscal year ended December 31, 2020 and $123 for the fiscal year ended December 31, 2019.   The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs were $49,800 for the fiscal year ended December 31, 2020 and $145,644 for the fiscal year ended December 31, 2019. The services for which these fees were paid included valuation services related to Fair Value engagement, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, and assets under management certification.

The Fund’s Audit Committee is directly responsible for approving the services to be provided by the auditors, including:

(i)   pre-approval of all audit and audit related services;

(ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv) establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative  to committee  pre-approval of services to be provided  by the auditors, as required  by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Audit Committee;  provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed  of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities

FTF 2021 Proxy Statement 19

Exchange Act of 1934,  as amended,  to management; subject, in the case of (ii) through (iv), to any waivers, exceptions  or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under “Audit  Fees” above) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. The aggregate non-audit fees of $49,800 for the fiscal year ended December 31, 2020 and $165,767 for the fiscal year ended December 31, 2019 were paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities.  A copy of the charter was included as part of the proxy statement for the 2020 Annual Shareholders’ Meeting.

The Audit Committee reviewed and discussed the Fund’s audited financial statements with management, as well as with PwC, the Fund’s auditors. The Audit Committee discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements  and the auditors’ report,  the members of the Audit Committee discussed with PwC the independence of PwC, as well as the following: the auditors’  responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by management that accompanies the Fund’s audited  financial statements  and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s  judgments  and accounting estimates; whether  there were any significant audit adjustments; whether  there were any disagreements  with management; whether  there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

FTF 2021 Proxy Statement 20

Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2020 for filing with the SEC.

                                                                       AUDIT COMMITTEE

Terrence J. Checki (Chairman)

Mary C. Choksi

Edith E. Holiday

J. Michael Luttig

Larry D. Thompson

♦  ADDITIONAL INFORMATION ABOUT THE BOARD

Board Role in Risk Oversight.  The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative.  In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Audit Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

FTF 2021 Proxy Statement 21

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of Board members are Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also be conducted via telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers are permitted to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum.  A majority of the shares entitled to vote – present in person or represented by proxy – constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention or withhold authority on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Fund does not anticipate that there will be any broker non-votes or abstentions.

FTF 2021 Proxy Statement 22

Required Vote.  Provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.  All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees standing for election if they choose to do so.

Abstentions, withholds and broker non-votes, if any, will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions, withholds and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

Adjournment.  Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chair of the Board, the President of the Fund in the absence of the Chair, or any Vice President of the Fund or other authorized officer of the Fund, in the absence of the President. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

With respect to adjournments, the Fund or its officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Fund will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

If the Meeting is postponed or adjourned and a new record date is set, any proxy received from a shareholder with respect to the original record date will remain in full force and effect with respect to shares held by the shareholder on the new record date, unless explicitly revoked.  No proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise expressly provided in the proxy.

Shareholder Proposals. The Fund anticipates that its next annual shareholders’ meeting will be held on or about October 4, 2022.  Shareholder proposals to be presented at the next annual shareholders’ meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than April 22, 2022, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by April 22, 2022, as described above, may nonetheless present a proposal at the Fund’s 2022 Annual Shareholders’ Meeting if such shareholder notifies the Fund of such proposal in writing at the Fund’s offices not earlier than May 7, 2022, and not later than June 6, 2022.  If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2022 Annual Shareholders’ Meeting, the persons designated as proxy holders for proxies solicited by the Board for the 2022 Annual Shareholders’ Meeting may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by July 6, 2022. A shareholder proposal may be presented at the 2022 Annual Shareholders’ Meeting only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

FTF 2021 Proxy Statement 23

In addition to the requirements set forth above, a shareholder must comply with the following (which is qualified in its entirety by the Fund’s governing instruments):

          1.       A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and the Fund’s Bylaws; and (iii) have been a shareholder of record, with proof of such ownership or holding reasonably satisfactory to the Fund to be provided by such record owner or nominee holder, at the time the shareholder’s notice was received by the secretary of the Fund.

2.       Each notice given by a shareholder regarding  nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known,  residence address of each nominee proposed in such notice; (ii) the principal  occupation or employment  of each such nominee; (iii) the number  of shares of the Fund which are beneficially owned by each such nominee; (iv) whether  such shareholder believes each such nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such nominee, to be named as a nominee and to serve as a Trustee if elected; (vi) all such other information regarding  each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Board; and (vii) requirement to complete, execute, and return to the Fund within five business days of receipt, the Fund’s form of trustee questionnaire and any supplemental information reasonably requested by the Trust. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund. A notice regarding a nomination for the election of a Trustee must provide the information listed herein for each person or persons to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification.

3.       Each notice given by a shareholder regarding  business proposals shall set forth in writing as to each matter:  (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear  on the Fund’s books,  of the shareholder proposing such business; (iii) the number  of shares of the Fund that are beneficially owned by the shareholder; (iv) any material  interest of the shareholder in such business; (v) all such other information regarding  each such matter  that would have been required  to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter  been proposed by the Board; and (vi) the Board may request that the shareholder provide, within five business days of delivery of such demand, written verification demonstrating the accuracy of any information submitted by the shareholder relating to their nomination or proposal, as well as a written update of any such information.  If the shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with the Fund’s By-Laws.

For purposes of the requirements directly above, shares “beneficially owned” shall mean all shares that such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act and which the shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares).

Submission of a proposal or nomination by a shareholder does not guarantee that the proposal or nomination will be included in the Fund’s proxy statement or presented at the meeting.

FTF 2021 Proxy Statement 24

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By order of the Board of Trustees,

                                                                        Navid J. Tofigh

                                                                        Vice President and Assistant Secretary

Dated: August 20, 2021

San Mateo, California

FTF 2021 Proxy Statement 25

FRANKLIN TEMPLETON

PROXY CARD

FRANKLIN LIMITED DURATION INCOME TRUST

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **https://vote.proxyonline.com** using your proxy *control number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(800) 431-9642** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **SAMPLE**

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2021

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Limited Duration Income Trust ("Fund") and appoints Craig S. Tyle, Lori A. Weber, Steven J. Gray and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403, on Tuesday, October 5, 2021 at 1:00 p.m., Pacific time, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Limited Duration Income Trust. The Board unanimously recommends that you vote "FOR" the proposal. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/Franklin/docs/FLDIT2021.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN LIMITED DURATION INCOME TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK CIRCLES IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

	FOR	WITHHOLD
1. The election of nominees to the positions of Trustee for the terms specified:		
a. J. Michael Luttig	O	O
b. Valerie M. Williams	O	O
c. Gregory E. Johnson	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

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